UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2017

LIVEXLIVE MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-167219	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 1450

Beverly Hills, California 90212

(Address of principal executive offices) (Zip Code)

(310) 601-2500

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Explanatory Note

On September 8, 2017, LiveXLive Media, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Current Report”) with the Securities and Exchange Commission (the “SEC”) to report, among other things, that the Company has entered into employment agreements with each of Andy Schuon, the Company’s President, Jerome N. Gold, the Company’s Chief Financial Officer and Executive Vice President, and Robert Ellin, the Company’s Chief Executive Officer and Chairman, and the description of such employment agreements. This Amendment No. 1 to the Original Current Report is being filed by the Company to clarify and supplement the description of such employment agreements and make certain related changes.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 below is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 5.02 below is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c) On September 1, 2017, the Company appointed Andy Schuon as the Company’s President, effective as of the same date. Effective as of September 1, 2017, (i) in connection with Mr. Schuon’s appointment, Robert Ellin’s title changed from President to Chief Executive Officer, and (ii) Mr. Ellin’s title also changed from Executive Chairman to Chairman.

Mr. Schuon, age 53 ― Prior to being appointed as the Company’s President, Mr. Schuon was the CEO of all-screen media company Every Day Networks from June 2015 to January 2017 where he created a house of brands including the former FOX sports network FUEL TV. Mr. Schuon is the co-founder, with Sean “Diddy” Combs, of REVOLT TV, and served as its president from June 2011 through December 2014 where he led the development and rollout of the network, from its brand image to its programming slate across cable TV, social media, website and app platforms. He was instrumental in negotiating long term distribution deals with Comcast and Time Warner Cable. REVOLT TV had the third biggest launch in cable TV history. From January 2009 until June 2011, Mr. Schuon was Chief Digital Officer and President, Artist Services for Ticketmaster/LiveNation with responsibility for direct to consumer businesses of music artists, VIP experiences, merchandise sales, and video entertainment content. From June 2004 until January 2008, Mr. Schuon was Founder/President/CEO of International Music Feed (“IMF”), a global pop-music cable television network that was the flagship channel for Universal Music Group until its merger with Ovation TV. Prior to IMF, Mr. Schuon was President, Programming and Marketing at Viacom’s 185-station Infinity/CBS Radio group from July 2002 until January 2004. From June 2001 to July 2002, Mr. Schuon helped bring music to the Internet as Founder/CEO of the Sony/Universal joint-venture Pressplay. A predecessor to Spotify and iTunes, it was the first music subscription service (subsequently renamed Napster). From December 1999 to June 2001, Mr. Schuon partnered with Jimmy Iovine and Doug Morris to create the pioneering Vivendi-Universal multi-platform media company farmclub.com where he served as president for what was a record company, website, and a weekly highly rated television show on USA Network. From March 1998 to December 1999, Mr. Schuon served as Executive Vice President, General Manager of Warner Bros. Records, shepherding a turnaround at the label and successful album releases for Madonna, Cher, The Red Hot Chili Peppers and many others. From June 1992 to December 1997, Mr. Schuon held a number of roles at Viacom’s MTV Networks and ultimately the top post as executive vice president, programming and production where he guided the pop culture phenomenon MTV. He introduced innovative programming such as “MTV Beach House,” “The 10 Spot,” “Beavis and Butthead,” “Alternative Nation,” “MTV Jams,” served as executive producer of MTV’s VMAs: Video Music Awards and Movie Awards, launched MTV2 at MTV’s Times Square Studio, and later added oversight of VH1. While at MTV, Mr. Schuon was responsible for bringing Carson Daly, Dr. Drew Pinsky, Kennedy, Adam Carolla, Jenny McCarthy and others to the network. From May 1989 until June 1992, Mr. Schuon was program director of America’s number one music station KROQ-FM in Los Angeles where he founded and developed the most successful morning show in Los Angeles’ radio history “Kevin & Bean,” which is still on the air every morning.

There is no arrangement or understanding between Mr. Schuon and any other persons pursuant to which Mr. Schuon was appointed to his position.  There are no family relationships between Mr. Schuon and any of the Company’s officers or directors.  Prior to being appointed as the Company’s President, on March 1, 2015, a company affiliated with Mr. Schuon entered into a Consulting Agreement with the Company for a term of four months pursuant to which Mr. Schuon’s affiliate received 100,000 shares of the Company’s common stock, which shares vested in August 2016, and a monthly payment of $10,000, as payment for certain consulting services provided by Mr. Schuon to the Company under such agreement. Other than as described herein, there are no other transactions to which the Company or any of its subsidiaries is a party in which Mr. Schuon has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

(e) On September 1, 2017 (the “Effective Date”), the Company entered into an (i) employment agreement with Mr. Schuon, in connection with his appointment as the President of the Company, and (ii) amended and restated employment agreement with Jerome N. Gold, the Company’s Chief Financial Officer and Executive Vice President. On September 7, 2017, the Company entered into an employment agreement with Mr. Ellin, the Company’s Chief Executive Officer and Chairman. The description of such employment agreements is set forth below.

Schuon Employment Agreement ― On the Effective Date, the Company entered into an Employment Agreement (the “Schuon Employment Agreement”) with Mr. Schuon for a term of three years at a monthly rate of $25,000 from the Effective Date to the date immediately prior to the closing of the Company’s underwritten public offering of its shares of common stock to be registered on a Registration Statement on Form S-1, as may be amended from time to time, and as filed with the SEC (the “Public Offering”). Following the closing of the Public Offering, Mr. Schuon’s annual salary shall equal no less than $500,000. Mr. Schuon shall also receive a $250,000 cash bonus within 30 days after the closing of the Public Offering. Such bonus shall be considered an advance against, and prepayment of, any Performance Bonus (as defined in the Schuon Employment Agreement). Such Performance Bonus shall be equal to 100% of his base salary and payable in accordance with the annual bonus plan applicable to the Company’s senior executives to be established following the closing of the Public Offering. Mr. Schuon was also granted options to purchase 3,000,000 shares of the Company’s common stock at a price of $0.55 per share (the “Schuon Options”). The Schuon Options were granted pursuant to the Company’s 2016 Equity Incentive Plan (the “2016 Plan”). The first tranche of 2,500,000 Schuon Options (the “Schuon Service Options”) shall vest in one-twelfth increments every three months from the Effective Date through the end of the three-year term of the Schuon Employment Agreement. Each portion of the Schuon Service Options shall become exercisable on the earlier of (i) one year after the date such portion shall vest, (ii) the second anniversary of the Effective Date, or (iii) the earliest date vested equity awards become exercisable or transferable for similarly situated executives of the Company. In the event of a Change of Control (as defined in the Schuon Employment Agreement), any unvested portion of the Schuon Service Options shall vest and become exercisable effective immediately prior to such event. The second tranche of 500,000 Schuon Options (the “Schuon Performance Options”) shall 100% vest if prior to the third anniversary of the Effective Date the shares of the Company’s common stock shall have traded at a price of $10.00 per share or more for a period of 90 consecutive trading days during which an average of at least 500,000 shares are traded per day. The Schuon Performance Options shall become exercisable on the earlier of (i) one year after the vesting date, (ii) the second anniversary of the Effective Date, or (iii) the earliest date vested equity awards become exercisable or transferable for similarly situated executives of the Company. In the event of a Change of Control, if the performance criteria has been achieved prior to such date or if the share value achieved in the Change of Control event is at least $10.00 per share, the Schuon Performance Options will vest and become exercisable effective immediately prior to such event. Each tranche of the Schuon Options and the shares underlying such options is subject to a lock-up restriction for a period of 12 months from the date that such tranche of the options vests; provided, that such restriction period shall terminate with respect to all Schuon Options and the shares underlying such options 24 months from the Effective Date.

If Mr. Schuon’s employment is terminated by the Company without “Cause” or by Mr. Schuon for “Good Reason” (each as defined in the Schuon Employment Agreement, subject to the Company’s right to cure), he will be entitled to termination benefits, pursuant to which (i) the Company will pay to Mr. Schuon certain accrued obligations and prior year bonus amounts, if any; and (ii) subject to timely execution and non-revocation of a release as provided in the Schuon Employment Agreement, (u) the Company will continue to pay Mr. Schuon his base salary for a period from the termination date through the lesser of 12 months or the period through and inclusive of the last day of the three-year term of the Schuon Employment Agreement; (v) unvested Schuon Options (other than the Schuon Performance Options) and Other Equity Awards (as defined in the Schuon Employment Agreement) shall automatically accelerate and become vested and exercisable for a period of 12 months from the termination date or the date the award first becomes vested and exercisable, but in all events no later than the applicable term for each such award; (w) the Schuon Performance Options shall continue to vest if the performance criteria specified above for the vesting of the Schuon Performance Options are satisfied during the 12-month period following the termination date; (x) any such accelerated Schuon Service Options, Schuon Performance Options and Other Equity Awards shall remain outstanding and be exercisable, to the extent applicable, for a period of 12 months from the later of the termination date or the date the award first becomes vested and exercisable, but in all events no later than the applicable term for each such award; (y) all restrictions on the Other Equity Awards shall automatically and immediately lapse; and (z) the Company will continue to cover costs for Mr. Schuon and his dependents continued participation in the Company’s medical plans from the termination date through and inclusive of the lesser of 12 months or the period through the date on which he obtains other coverage. The Schuon Employment Agreement contains covenants for the benefit of the Company relating to non-competition during the term of his employment and protection of the Company’s confidential information, customary representations and warranties and indemnification obligations.

Gold Employment Agreement ― On the Effective Date, the Company entered into an Amended and Restated Employment Agreement (the “Gold Employment Agreement”) with Mr. Gold for a term of three years at an annual salary of $120,000 for the period commencing from the Effective Date to the day immediately prior to the closing of the Public Offering. Following the closing of the Public Offering, Mr. Gold’s annual salary shall increase to $400,000. Mr. Gold shall also receive a $250,000 cash bonus within 30 days after the closing of the Public Offering. Mr. Gold is also eligible to receive a Performance Bonus (as defined in the Gold Employment Agreement) equal to 100% of his base salary and payable in accordance with the annual bonus plan applicable to the Company’s senior executives to be established following the closing of the Public Offering. Mr. Gold was also granted options to purchase 1,000,000 shares of the Company’s common stock at a price of $0.55 per share (the “Gold Options”). The Gold Options were granted pursuant to the 2016 Plan. The Gold Options shall vest in increments, with the first tranche of one-twelfth of the Gold Options vesting three months from the Effective Date, with an additional one-twelfth of the Gold Options vesting every third month thereafter through the expiration of the three-year term. Each portion of the Gold Options shall become exercisable on the earlier of (i) one year after the date such portion shall vest, (ii) the second anniversary of the Effective Date, or (iii) the earliest date vested equity awards become exercisable or transferable for similarly situated executives of the Company. In the event of a Change of Control (as defined in the Gold Employment Agreement), any unvested portion of the Gold Options shall vest and become exercisable effective immediately prior to such event. Each tranche of the Gold Options and the shares underlying such options is subject to a lock-up restriction for a period of 12 months from the date that such tranche of the options vests; provided, that such restriction period shall terminate with respect to all Gold Options and the shares underlying such options 24 months from the Effective Date.

If Mr. Gold’s employment is terminated by the Company without “Cause” or by Mr. Gold for “Good Reason” (each as defined in the Gold Employment Agreement, subject to the Company’s right to cure), he will be entitled to termination benefits, pursuant to which (i) the Company will pay to Mr. Gold certain accrued obligations and prior year bonus amounts, if any; and (ii) subject to timely execution and non-revocation of a release as provided in the Gold Employment Agreement (v) the Company will continue to pay Mr. Gold his base salary for a period from the termination date through the lesser of twelve months or the period through and inclusive of the last day of the three-year term of the Gold Employment Agreement; (w) unvested Gold Options and Other Equity Awards (as defined in the Gold Employment Agreement) shall automatically accelerate and become vested and exercisable for a period of 12 months from the termination date, but in all events no later than the end of the applicable term for each such award; (x) any such accelerated Gold Options and Other Equity Awards shall remain outstanding and be exercisable, to the extent applicable, for a period of 12 months from the later of the termination date or the date the award first becomes vested and exercisable, but in all events no later than the applicable term for each such award; (y) all restrictions on the Other Equity Awards shall automatically and immediately lapse; and (z) the Company will continue to cover costs for Mr. Gold’s and his dependents continued participation in our medical plans from the termination date through and inclusive of the lesser of 12 months or the period through the date on which he obtains other coverage. The Gold Employment Agreement contains covenants for the benefit of the Company relating to non-competition during the term of Mr. Gold’s employment and protection of the Company’s confidential information, customary representations and warranties and indemnification obligations.

Ellin Employment Agreement ― On September 7, 2017 (the “Ellin Effective Date”), the Company entered into an Employment Agreement (the “Ellin Employment Agreement”) with Mr. Ellin for a term of five years at an annual salary of $650,000 payable commencing on the day of the closing of the Public Offering. Mr. Ellin shall be eligible to receive an annual Performance Bonus (as defined in the Ellin Employment Agreement) in accordance with the Company’s annual bonus plan applicable to the Company’s senior executives. The Performance Bonus shall be equal to 100% of Mr. Ellin’s average annualized base salary during the fiscal year for which the Performance Bonus is earned and payable in accordance with the annual bonus plan applicable to the Company’s senior executives to be established following the closing of the Public Offering. Mr. Ellin was also granted options to purchase 3,500,000 shares of the Company’s common stock at a price equal to the offering price of the Company’s shares in the Public Offering or, if higher, the fair market value of the shares of the Company’s common stock on the date of grant (the “Ellin Options”). The Ellin Options were granted pursuant to the 2016 Plan. The first tranche of 2,000,000 Ellin Options (the “Ellin Service Options”) shall vest in one-twelfth increments every three months from the Ellin Effective Date through the date three years after the Ellin Effective Date. Each portion of the Ellin Service Options shall become exercisable one year after the date such portion shall vest. In the event of a Change of Control (as defined in the Ellin Employment Agreement), any unvested portion of the Ellin Service Options shall vest and become exercisable effective immediately prior to such event. The second tranche of 1,500,000 Ellin Options (the “Ellin Performance Options”) shall 100% vest if prior to the third anniversary of the Ellin Effective Date the shares of the Company’s common stock shall have traded at a price of $10.00 per share or more for a period of 90 consecutive trading days during which an average of at least 500,000 shares are traded per day. The Ellin Performance Options shall become exercisable one year after the vesting date, provided that, in the event of a Change of Control, if the Ellin Performance Options have vested prior to such date, they shall be immediately exercisable upon such event. Each tranche of the Ellin Options and the shares underlying such options is subject to a lock-up restriction for a period of 12 months from the date that such tranche of the options vests; provided, that such restriction period shall terminate with respect to all Ellin Options and the shares underlying such options 24 months from the Ellin Effective Date.

If Mr. Ellin’s employment is terminated by the Company without “Cause” or by Mr. Ellin for “Good Reason” (each as defined in the Ellin Employment Agreement, subject to the Company’s right to cure), he will be entitled to termination benefits, pursuant to which (i) the Company will pay Mr. Ellin certain accrued obligations and prior year bonus amounts, if any; and (ii) subject to timely execution and non-revocation of a release as provided in the Ellin Employment Agreement, (u) the Company will pay Mr. Ellin a one-time payment of $10,000,000; (v) unvested Ellin Options (other than the Ellin Performance Options) and Other Equity Awards (as defined in the Ellin Employment Agreement) shall automatically accelerate and become vested and exercisable for a period of 12 months from the termination date or the date the award first becomes vested and exercisable, but in all events no later than the applicable term for each such award; (w) the Ellin Performance Options shall continue to vest if the performance criteria specified above for the vesting of the Ellin Performance Options are satisfied during the 12-month period following the termination date; (x) any such accelerated Ellin Service Options, Ellin Performance Options and Other Equity Awards shall remain outstanding and be exercisable, to the extent applicable, for a period of 12 months from the later of the termination date or the date the award first becomes vested and exercisable, but in all events no later than the applicable term for each such award; (y) all restrictions on the Other Equity Awards that are vested on the terminate date (or during the 12-month period following the termination date) shall automatically and immediately lapse; and (z) the Company will continue to cover costs for Mr. Ellin and his dependents continued participation in the Company’s medical plans from the termination date through and inclusive of the lesser of 12 months or the period through the date on which he obtains other coverage. The Ellin Employment Agreement contains covenants for the benefit of the Company relating to non-competition during the term of Mr. Ellin’s employment and protection of the Company’s confidential information, customary representations and warranties and indemnification obligations. Until the date that the Public Offering is consummated, the Company agreed to continue to pay to Trinad Management, LLC (“Trinad LLC”), a cash fee in the amount of $30,000 per month (or pro-rata thereof), consistent with the terms of the Management Agreement, dated as of September 23, 2011, between the Company and Trinad LLC, whether such agreement is terminated or not prior to the date that the Public Offering is consummated. Mr. Ellin is the Managing Member of Trinad LLC.

        The foregoing description of the Schuon Employment Agreement, the Gold Employment Agreement and the Ellin Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which were filed as Exhibits 10.1, 10.2 and 10.3 to the Original Current Report and are incorporated herein by reference.

The shares of the Company’s common stock underlying the Schuon Options, the Gold Options and the Ellin Options will be issued in a private placement that will rely upon an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 701 promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1	Employment Agreement, dated September 1, 2017, between the Company and Andy Schuon (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on September 8, 2017).
10.2	Amended and Restated Employment Agreement, dated September 1, 2017, between the Company and Jerome N. Gold (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on September 8, 2017).
10.3	Employment Agreement, dated September 7, 2017, between the Company and Robert Ellin (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on September 8, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEXLIVE MEDIA, INC.

/s/ Robert S. Ellin
Name: Robert S. Ellin
Title: Chief Executive Officer and Chairman

Dated: September 22, 2017

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